MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Andrew L. Gangolf and David C. Mahaffey and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio) a series of Metropolitan Series Fund, Inc., into Lord Abbett Mid Cap Value Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 20th day of January, 2012.

  /s/ Jack R. Borsting

Jack R. Borsting, Trustee

Met Investors Series Trust

MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Andrew L. Gangolf and David C. Mahaffey and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio) a series of Metropolitan Series Fund, Inc., into Lord Abbett Mid Cap Value Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 20th day of January, 2012.

  /s/ Stephen M. Alderman

Stephen M. Alderman, Trustee

Met Investors Series Trust